Exhibit 10.1

CERTAIN PORTIONS OF THIS EXHIBIT, MARKED BY BRACKETS AND ASTRISKS [***], WERE EXCLUDED BECAUSE THOSE PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL TO THE COMPANY IF PUBLICLY DISCLOSED.

Sent by DHL and anticipated by pdf

voxeljet AG

Paul-Lenz-Straβe 1a

86316 Friedberg

Germany

To the attention of: Vorstand/Management Board

Luxembourg, 12 March 2020	JUOPS1/NP/SB/mk/2020-0543
EIB – Confidential

Subject:	Voxeljet (EGFF) SERAPIS (2016-1017), FI (87310; 88614)

Finance Contract dated 9 November 2017 between the Borrower and the Bank (the “Finance Contract”)

Waiver relating to Articles 7.1, 7.5, and 9.1 of the Finance Contract

Dear Sirs,

reference is made to:

(i)	the Finance Contract as defined above;
(ii)

your e-mail dated 21 November 2019, containing the financial statement as of 30 June 2019 and your presentation on 4 February 2020, [***] (together the "Information"), by which you informed the Bank of not complying since June 2019 with the Total Net Financial Debt to EBITDA Financial Covenant of Schedule K of the Finance Contract (such non-compliance continuing) which constitutes a

a.

breach of the repeating representations (Article 7.1 in connection with paragraph 12.(a) of Schedule G to the Finance Contract with respect to compliance with the Total Net Financial Debt to EBITDA Financial Covenant of Schedule K of the Finance Contract ); and

b.

the non-compliance with the undertaking in Article 7.5 of the Finance Contract with respect to compliance with the Total Net Financial Debt to EBITDA Financial Covenant of Schedule K of the Finance Contract

(the foregoing circumstance set out under paragraph (ii) above, “Event 1”); and

(iii)	your e-mail dated 5 March 2020, containing the information that you have issued letters of credit as indicated in Annex I to this letter (the “Letters of Credit”), which constitute a
a.	breach of the repeating representations (Article 7.1 in connection with paragraph 9 of Schedule G to the Finance Contract); and
b.

the continuing non-compliance with the undertaking in Article 7.5 of the Finance Contract with respect to compliance with the maximum threshold of EUR 1 million allowed in relation to letters of credit (the “Letter of credit Indebtedness Covenant”) of Article 16 (Indebtedness) (v) of Schedule H (General Undertakings) to the Finance Contract;

(the foregoing circumstance set out under paragraph (iii) above “Event 2”).

1INTERPRETATION

Unless otherwise defined, capitalised terms used in this letter have the same meaning attributed to them in the Finance Contract. References to Articles are references to Articles in the Finance Contract.

In this letter, “Effective Date” means the date on which the Bank confirms to the Borrower in writing (including by electronic mail or other electronic means) that the Bank has received in a form and substance satisfactory to it:

(i) two (2) originals of this letter duly countersigned on behalf of the Borrower, together with

(ii) a certified copy of the land charge deed in the principal amount of EUR 10,000,000 together with the confirmation of the competent notary of having made a filing to register such land charge in the land register;

(iii) a copy of the duly executed security purpose agreement relating to the land charge;

(iv) copy of each authorisation granted by the supervisory board (Aufsichtsrat) or management board (Vorstand) (as applicable) authorising the relevant persons to execute the documents set out under (ii) and (iii) above and this letter on behalf of the Borrower;

(v) a copy of the legal opinion of Hogan Lovells International LLP relating to the due execution by the Borrower of the documents set out under (ii) and (iii) above and this letter;

(vi) a copy of the legal opinion of Ashurst LLP relating to the validity of the documents set out under (ii) and (iii) above;

(vii) any other document, opinion or assurance which the Bank considers to be necessary or desirable in connection with the entry into and performance of the transaction contemplated by this letter; and

(viii) evidence of the payment of the waiver fee set out in Paragraph 6 below.

2WAIVER OF BREACH RELATING TO ARTICLE 9.1 (m) OF THE FINANCE CONTRACT

With effect from the Effective Date and until 31 March 2021 (the "Waiver Period"), the Bank hereby confirms its consent to the Borrower to waive its rights under Article 9.1 (m) of the Finance Contract, with exclusive reference to Event 1. The Bank and the Borrower are currently in negotiations with respect to amending the Total Net Financial Debt to EBITDA Financial Covenant of Schedule K of the Finance Contract.

With effect from the Effective Date the Bank hereby confirms its consent to the Borrower to waive its rights under Article 9.1 (m) of the Finance Contract, with exclusive reference to Event 2.

3	AMENDMENTS TO THE FINANCE CONTRACT RELATING TO EVENT 2

Relating to Event 2 and with effect from the Effective Date, the Finance Contract shall be amended as set out below:

Schedule H, Paragraph 16 (iii)

Schedule H, Paragraph 16 (iii) shall be amended to read as follows:

“under any finance or capital leases of equipment if the aggregate liability in respect of the equipment leased does not at any time exceed EUR [***] (or its equivalent in another currency or currencies);”

Schedule H, Paragraph 16 (v)

Schedule H, Paragraph 16 (v) shall be amended to read as follows:

“under any letters of credit provided that such Indebtedness does not, singularly or in aggregate, exceed EUR [***] (or its equivalent in another currency or currencies);”

4CONTINUING OBLIGATIONS

The Borrower acknowledges and agrees that, other than as expressly set out and agreed hereby, this letter does not constitute a waiver granted by the Bank or amendment of any other term or condition of

CERTAIN PORTIONS OF THIS EXHIBIT, MARKED BY BRACKETS AND ASTRISKS [***], WERE EXCLUDED BECAUSE THOSE PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL TO THE COMPANY IF PUBLICLY DISCLOSED.

the Finance Contract and that the waiver constituted under this letter is limited to the Waiver Period, to Event 1 and 2, and the Information provided to the Bank and does not relate to any other matter or circumstance. The Bank reserves any and all contractual and legal rights it has under the Finance Contract and the applicable law.

5REPRESENTATIONS

By countersigning this letter:

5.1The Borrower represents that with the exception of the representation relating to the Total Net Financial Debt to EBITDA Financial Covenant of Schedule K of the Finance Contract all the representations and warranties which are repeated pursuant to Article 7.1 in connection with Schedule G are correct in all respects (by reference to the facts and circumstances then existing) on: (i) the date of this letter; and (ii) the Effective Date.

5.2The Borrower represents that with the exception of Event 1 and 2 under Article 9.1 (m) of the Finance Contract no event or circumstance under Article 9.1 of the Finance Contract has occurred and is continuing unremedied or unwaived.

5.3The Borrower represents that with the exception of the Total Net Financial Debt to EBITDA Financial Covenant of Schedule K of the Finance Contract it complies with its obligations under Article 7.4 and 7.5 of the Finance Contract and it undertakes to promptly inform the Bank should it no longer so comply.

6WAIVER FEE

A waiver fee of EUR 30,000.00 (thirty thousand euros) shall be due by the Borrower to the Bank in connection with the execution of this letter. This amount shall be paid within 30 days following the date of the relevant invoice sent by the Bank to the Borrower, indicating the number of the Bank’s invoice as reference.

The waiver fee once paid is non-refundable and non-creditable against any other fees payable to the Bank.

7GOVERNING LAW AND JURISDICTION

This letter shall be governed by the laws of Luxembourg and the parties hereto submit to the exclusive jurisdiction of the courts of Luxembourg City, in accordance with the terms of the Finance Contract.

8COUNTERPARTS

This letter may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. Each counterpart is an original, but all counterparts shall together constitute one and the same instrument.

If you are in agreement with the above, please have two (2) originals of this letter returned to the Bank, to the attention of [***], initialled in each page, dated and duly signed in the name and on behalf of voxeljet AG in its capacity as Borrower, together with each document listed in section 1 (i) through to (and including) (vii) and a certified copy of the relevant authority of signatories, unless otherwise already provided, by and not later than 20 March 2020. After such date, the Bank reserves the right, at its discretion, by notice to the Borrower, to confirm whether acceptance of this letter by the Borrower is considered as validly given by the Borrower.

Yours faithfully,

EUROPEAN INVESTMENT BANK

CERTAIN PORTIONS OF THIS EXHIBIT, MARKED BY BRACKETS AND ASTRISKS [***], WERE EXCLUDED BECAUSE THOSE PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL TO THE COMPANY IF PUBLICLY DISCLOSED.

Acknowledged and agreed for and on behalf of,

voxeljet AG

as the Borrower

____________________________________

(name and function)

Date:

Acknowledged and agreed for and on behalf of,

voxeljet America Inc

as the Guarantor

____________________________________

(name and function)

Date:

CERTAIN PORTIONS OF THIS EXHIBIT, MARKED BY BRACKETS AND ASTRISKS [***], WERE EXCLUDED BECAUSE THOSE PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL TO THE COMPANY IF PUBLICLY DISCLOSED.

Annex I

Existing Letters of Credit

[***]

CERTAIN PORTIONS OF THIS EXHIBIT, MARKED BY BRACKETS AND ASTRISKS [***], WERE EXCLUDED BECAUSE THOSE PORTIONS ARE BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL TO THE COMPANY IF PUBLICLY DISCLOSED.